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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 27, 2008

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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           Kansas                    1-04721                48-0457967
  (State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


      6200 Sprint Parkway, Overland Park, Kansas                66251
       (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (800) 829-0965

           (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 27, 2008, Frank M. Drendel notified Sprint Nextel Corporation that he has decided not to stand for re-election at the next annual meeting of stockholders to be held on May 13, 2008. As of December 27, 2007, CommScope, Inc., the corporation of which Mr. Drendel is Chairman and Chief Executive Officer, acquired Andrew Corporation, a major supplier of wireless telecommunications equipment to Sprint Nextel Corporation and many other major corporations worldwide. As a result of this acquisition, Mr. Drendel has elected not to stand for re-election.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPRINT NEXTEL CORPORATION



Date: March 3, 2008                     /s/ Richard A. Montfort
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                                  By:   Richard A. Montfort
                                        Assistant Secretary